          ----------------------------------------------------------------
                             MORGAN STANLEY DEAN WITTER
                          EMERGING MARKETS DEBT FUND, INC.
          ----------------------------------------------------------------







                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                      MORGAN STANLEY DEAN WITTER INVESTMENT
                                 MANAGEMENT INC.
                               INVESTMENT ADVISER






                           MORGAN STANLEY DEAN WITTER
                        EMERGING MARKETS DEBT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, the Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 36.58% compared to 25.97% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the period from the Fund's commencement of operations on July 23, 1993 through December 31, 1999, the Fund's total return, based on net asset value per share, was 114.75% compared to 107.18% for the Index. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $6 13/16, representing an 18.5% discount to the Fund's net asset value per share.

Emerging market debt was easily the best performing fixed income asset class in 1999, returning 25.97% as measured by the Index. In addition, emerging market debt was the best performing fixed income asset class for the five-year period through 1999--a remarkable feat given the multiple shocks witnessed during the period (Mexico, Asia, Russia, Brazil and two distinct periods of U.S. monetary tightening).

In the fourth quarter of 1999, the Fund had a total return, based on net asset value, of 17.71%, bringing the 1999 performance up to 36.58% compared with 12.58% in the fourth quarter and the aforementioned 25.97% for the entirety of 1999 for the Index. During the fourth quarter, overweights in Brazil and Peru, and underweights in Argentina, South Korea and Poland and security selection decisions in Russia positively impacted results relative to the Index. Conversely, an overweight position in the Philippines and Indonesia detracted from relative performance.


FACTORS INFLUENCING 1999 OUTCOME

Investors contended with several concerns during the year, including Brazil's devaluation, a panic over the fate of the Argentine peso, rising global interest rates, acute uncertainty in Russia, increased violence in Colombia and Indonesia, a default in Ecuador, and a severe earthquake in Turkey, to name a few. Nonetheless, the asset class posted exceptionally strong absolute returns during 1999--a fact mainly reflecting its relative cheapness at the start of last year. With yield spreads of approximately 1200 basis points above U.S. Treasuries at the beginning of 1999, emerging markets debt clearly provided a healthy amount of interest income, which, in turn, provided an excellent cushion for investors.

For much of the year, relative valuations for emerging markets debt remained near historically wide levels. Fueled by a variety of fundamental factors, emerging market debt then enjoyed a powerful rally in the final months of 1999 with yield spreads tightening to approximately 830 basis points over U.S. Treasuries. Investors were comforted by signs of a bottoming out of economic activity in most Latin American economies, while growth in Emerging Asia surprised on the upside throughout the year. Overall, external balances improved during the latter part of the year, reflecting higher oil prices and import compression. At the structural level, systemically important countries (e.g., Brazil and Mexico) were pushing through reform agendas while the absence of reform setbacks in other countries (e.g., Argentina and Russia) provided investors with a modicum of comfort. Finally, the political environment in emerging countries remained benign with key elections proceeding relatively smoothly.


OUTLOOK FOR 2000

Looking into the new year, the outlook for emerging markets debt remains favorable and encouraging. The asset class is attractive both in terms of income (the Index now yields some 850 basis points over U.S. treasury rates) and prospects for price appreciation. This prognosis reflects two self-reinforcing factors.

Short-term uncertainties notwithstanding, the global environment continues to be supportive. Emerging markets are facing a world in which economic growth looks set to be both higher and better synchronized across regions. Moreover, the developing world is benefiting from evidence of improved risk appetite that should be manifested in higher capital inflows. Finally, commodity prices remain on an upward trend that should help the most systemically important--but precariously positioned--emerging countries.

The second factor relates to the ongoing process of adjustment and reform in emerging economies. In the day-to-day flurry of headlines, it is easy to lose sight of the fact that emerging countries are presently in a significantly better position than only a decade ago. That Asia has recovered so impressively and Latin America has avoided the old cycle of shocks-cum-hyperinflation is a testament to the important economic advances that these regions have achieved over the past decade. Encouragingly, we enter 2000 with no signs that "reform fatigue" has set in.

However, the path of "convergence" will not be linear. There will always be bumps along the way. The short-term outlook is an important case in point. We have recently entered into a period of uncertainty over the short-term behavior of U.S. financial markets. Indeed, if the Federal

Reserve commences a period of monetary tightening over the next few months, highly leveraged emerging economies will be adversely affected. Moreover, should the tightening cause a slowdown in U.S. growth rates, emerging economies will lose an important export-growth market. As such, and following the very strong November/December rally in emerging markets debt prices, we have adopted a less aggressive stance by switching into shorter duration assets of countries that are less correlated with overall market movements. Over a medium term horizon, however, we remain on the look out for resumed stability in global financial markets. In any event, we feel there should be significant scope for emerging market assets to resume their upward price path.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.






--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                                        TOTAL RETURN (%)
                              -------------------------------------------------------------------------
                                  MARKET VALUE (1)       NET ASSET VALUE (2)          INDEX (3)
                              ----------------------   ----------------------   ----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     -------   ----------     -------   ----------     -------
          ONE YEAR             8.55%          8.55%     36.58%        36.58%     25.97%        25.97%
          FIVE YEAR           86.89          13.32     113.31         16.36     115.35         16.58
          SINCE INCEPTION*    75.00           9.07     114.75         12.59     107.18         11.97


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                                   [GRAPH]


                                                          YEAR ENDED DECEMBER 31,

                                       1993*      1994       1995      1996       1997     1998      1999
                                      ------     ------    ------     ------    ------    ------    ------
Net Asset Value Per Share..........   $18.96     $12.23    $12.40     $17.31     $15.21    $ 7.01    $ 8.36
Market Value Per Share.............   $18.13     $11.38    $12.50     $15.13     $15.38    $ 7.19    $ 6.81
Premium/(Discount).................     -4.4%      -7.0%      0.8%     -12.6%       1.1%      2.6%    -18.5%
Income Dividends...................   $ 0.16     $ 1.49    $ 1.72     $ 1.08     $ 1.27    $ 1.41    $ 1.01
Capital Gains Distributions........       --     $ 0.41       --        --       $ 3.44    $ 2.94        --
Fund Total Return (2)..............    35.96%    -25.95%    26.85%+    50.98%     21.71%   -33.00%    36.58%
Index Total Return (3).............    18.67%    -18.93%    26.77%     39.31%     13.02%   -14.35%    25.97%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela. Because the J.P. Morgan Emerging Markets Bond Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.

*   The Fund commenced operations on July 23, 1993.

+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Investment Summary as of December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Debt Securities                         (93.3%)
Short-Term Investments                   (6.7%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Brazil                                   (24.8%)
Argentina                                (21.1%)
Mexico                                   (14.6%)
Russia                                    (8.2%)
Venezuela                                 (5.6%)
Turkey                                    (3.8%)
Bulgaria                                  (3.4%)
Peru                                      (2.7%)
Morocco                                   (2.3%)
Colombia                                  (1.9%)
Other                                    (11.6%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                            PERCENT OF
                                                               TOTAL
                                                            INVESTMENTS
                                                         ------------------
     1.   Federative Republic of Brazil Bond PIK 'C'
           8.00%, 4/15/14 (Brazil)                             10.6%
     2.   United Mexican States Discount Bonds
           12/31/19 (Mexico)                                    5.5
     3.   Republic of Argentina Global Bond
           11.375%, 1/30/17 (Argentina)                         5.0
     4.   Republic of Argentina
           11.75%, 4/7/09 (Argentina)                           5.0
     5.   United Mexican States Global Bond
           11.375%, 9/15/16 (Mexico)                            4.8
     6.   Federative Republic of Brazil Global
           Bond 14.50%, 10/15/09 (Brazil)                       4.3%
     7.   Russian Federation 11.00%, 7/24/18
           (Russia)                                             4.3
     8.   Republic of Argentina 'L' 6.813%,
           3/31/05 (Argentina)                                  4.0
     9.  Federative Republic of Brazil Debt
          Conversion Bond 'L' 7.00%, 4/15/12
           (Brazil)                                             3.9
     10.  Republic of Argentina Global Units
           (Euro) 12.125%, 2/15/19 (Argentina)                  3.7
                                                               ----
                                                               51.1%
                                                               ----
                                                               ----

      *  Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
DECEMBER 31, 1999

                                                                   FACE
                                                                 AMOUNT                  VALUE
                                                                  (000)                  (000)
----------------------------------------------------------------------------------------------
DEBT INSTRUMENTS(93.3%)
----------------------------------------------------------------------------------------------
ALGERIA (0.7%)
SOVEREIGN (0.7%)
  Republic of Algeria Loan
    Agreements
    6.813%, 3/31/00                                    U.S.$        600          U.S.$     464
    6.813%, 3/31/00                                               1,500                  1,076
                                                                                 -------------
                                                                                         1,540
                                                                                 -------------
----------------------------------------------------------------------------------------------
ARGENTINA (21.1%)
CORPORATE (3.0%)
(b)Cablevision S.A.
    13.75%, 5/1/09                                                  500                    489
(b)CIA International Telecom
    10.375%, 8/1/04                                    ARP        2,570                  2,133
    10.375%, 8/1/04                                                 250                    208
Nortel Inversora 'A'
    6.00%, 3/31/07                                     U.S.$      6,486                  3,899
                                                                                 -------------
                                                                                         6,729
                                                                                 -------------
SOVEREIGN (18.1%)
  Republic of Argentina
   (c)2.868%, 4/1/07                                             1,418                     982
   (e)11.75%, 4/7/09                                            11,060                  11,038
(c)Republic of Argentina 'L'
    6.813%, 3/31/05                                              9,724                   8,902
(e)Republic of Argentina Global
    Bond
    11.375%, 1/30/17                                            11,150                  11,114
(e)Republic of Argentina Global
    Units (Euro)
    12.125%, 2/15/19                                             7,714                   8,157
                                                                                 -------------
                                                                                        40,193
                                                                                 -------------
                                                                                        46,922
                                                                                 -------------
----------------------------------------------------------------------------------------------
BRAZIL (24.8%)
SOVEREIGN (24.8%)
(e)Brazil Global Bond
    10.125%, 5/15/27                                             8,050                   7,004
(e)Federative Republic of Brazil
    Bond PIK 'C'
    8.00%, 4/15/14                                              31,405                  23,632
(c)Federative Republic of
    Brazil Debt Conversion
    Bond 'L'
    7.00%, 4/15/12                                               5,860                   4,351
(c)Federative Republic of
    Brazil Debt Conversion
    Bond 'L' (Registered)
    7.00%, 4/15/12                                               5,890                   4,373
   Federative Republic of
    Brazil Global Bond
    14.50%, 10/15/09                                   U.S.$     8,667           U.S.$   9,625
(c)Federative Republic of
    Brazil New Money
    Bond 'L'
    7.00%, 4/15/09                                               7,700                   6,206
                                                                                 -------------
                                                                                        55,191
                                                                                 -------------
----------------------------------------------------------------------------------------------
BULGARIA (3.4%)
SOVEREIGN (3.4%)
(c)Republic of Bulgaria
    Discount Bond 'A' Euro
    6.50%, 7/28/24                                               4,400                   3,534
(d)Republic of Bulgaria
    Front Loaded Interest
    Reduction Bond 'A'
    2.75%, 7/28/12                                               2,150                   1,553
(c)Republic of Bulgaria Past
    Due Interest Bond
    6.50%, 7/28/11                                               3,250                   2,574
                                                                                 -------------
                                                                                         7,661
                                                                                 -------------
----------------------------------------------------------------------------------------------
COLOMBIA (1.9%)
CORPORATE (0.3%)
(b,d)Occidente y Caribe 'B'
    0.00%, 3/15/04                                               1,050                     577
                                                                                 -------------
SOVEREIGN (1.6%)
   Republic of Colombia
    8.375%, 2/15/27                                              1,150                     888
   (e)9.75%, 4/23/09                                             2,900                   2,712
                                                                                 -------------
                                                                                         3,600
                                                                                 -------------
                                                                                         4,177
                                                                                 -------------
----------------------------------------------------------------------------------------------
ECUADOR (0.7%)
SOVEREIGN (0.7%)
(c,f)Republic of Ecuador
   Discount Bond
   6.75%, 2/28/25                                                4,020                   1,560
                                                                                 -------------
----------------------------------------------------------------------------------------------
INDIA (0.3%)
CORPORATE (0.3%)
(g)Surashtra Cement and
   Chemical Ltd.
   19.00%, 6/26/00                                     INR      30,000                     644
                                                                                 -------------
----------------------------------------------------------------------------------------------
INDONESIA (1.2%)
CORPORATE (1.2%)
  Indah Kiat International
   Finance 'B'
   11.875%, 6/15/02                                    U.S.$       900                     801
----------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                                                                  FACE
                                                                AMOUNT                   VALUE
                                                                 (000)                   (000)
----------------------------------------------------------------------------------------------
INDONESIA (CONTINUED)
CORPORATE (CONTINUED)
   Tjiwi Kimia International
    Global Bond
    13.25%, 8/1/01                                     U.S.$     2,100           U.S.$   1,869
                                                                                 -------------
                                                                                         2,670
                                                                                 -------------
----------------------------------------------------------------------------------------------
JORDAN (0.8%)
SOVEREIGN (0.8%)
   Jordan Discount Bond
   (c)7.00%, 12/23/23                                            1,484                   1,065
(b,c)7.00%, 12/23/23                                             1,061                     761
                                                                                 -------------
                                                                                         1,826
                                                                                 -------------
----------------------------------------------------------------------------------------------
MEXICO (14.6%)
CORPORATE (2.3%)
(b)Nuevo Grupo Iusacell S.A.
    14.25%, 12/1/06                                              1,300                   1,355
(b)Sanluis Corp. S.A.
    8.875%, 3/18/08                                              2,400                   2,154
(b)TV Azteca S.A. 'B'
    10.50%, 2/15/07                                              1,900                   1,658
                                                                                 -------------
                                                                                         5,167
                                                                                 -------------
SOVEREIGN (12.3%)
(c)United Mexican States
    Discount Bond 'B'
    6.943%, 12/31/19                                            12,400                  11,602
(c)United Mexican States
    Discount Bond 'D'
    6.903%, 12/31/19                                               600                     561
(e)United Mexican States Euro Bond
    10.375%, 2/17/09                                             4,250                   4,548
(e)United Mexican States Global
    Bond
    11.375%, 9/15/16                                             9,426                  10,694
                                                                                 -------------
                                                                                        27,405
                                                                                 -------------
                                                                                        32,572
                                                                                 -------------
----------------------------------------------------------------------------------------------
MOROCCO (2.3%)
SOVEREIGN (2.3%)
(c)Morocco R&C 'A'
    6.844%, 1/1/09                                               5,693                   5,194
                                                                                 -------------
----------------------------------------------------------------------------------------------
PANAMA (0.6%)
SOVEREIGN (0.6%)
   Republic of Panama
    Global Bond
    8.875%, 9/30/27                                                850                     717
(c)Republic of Panama Past
    Due Interest Bond PIK
    6.50%, 7/17/16                                     U.S.$       918           U.S.$     726
                                                                                 -------------
                                                                                         1,443
                                                                                 -------------
----------------------------------------------------------------------------------------------
PERU (2.7%)
SOVEREIGN (2.7%)
(d)Peru Past Due Interest Bond
    4.50%, 3/7/17                                                4,520                   3,154
(d)Republic of Peru Front
    Loaded Interest
    Reduction Bond
    3.75%, 3/7/17                                                  498                     309
   Republic of Peru Front
    Loaded Interest Reduction
    Global Bond
    3.75%, 3/7/17                                                3,950                   2,454
                                                                                 -------------
                                                                                         5,917
                                                                                 -------------
----------------------------------------------------------------------------------------------
PHILIPPINES (1.8%)
CORPORATE (1.0%)
(b)Bayan Telecommunications, Inc.
    13.50%, 7/15/06                                              2,400                   2,112
                                                                                 -------------
SOVEREIGN (0.8%)
   Republic of Philippines
    9.875%, 1/15/19                                              1,900                   1,884
                                                                                 -------------
                                                                                         3,996
                                                                                 -------------
----------------------------------------------------------------------------------------------
POLAND (1.1%)
CORPORATE (1.1%)
(b)Netia Holdings II B.V.
    13.125%, 6/15/09                                             1,500                   1,507
(b)PTC International Finance II S.A.
    11.25%, 12/1/09                                              1,000                     979
                                                                                 -------------
                                                                                         2,486
                                                                                 -------------
----------------------------------------------------------------------------------------------
RUSSIA (8.2%)
SOVEREIGN (8.2%)
(c)Russia Interest Arrears Notes
    6.906%, 12/15/15                                             1,950                     359
(c)Russia Principal Note, PIK
    6.906%, 12/15/20                                            37,746                   6,110
(b)Russian Federation
    8.75%, 7/24/05                                               1,640                   1,025
    11.00%, 7/24/18                                             15,860                   9,595
   Russian Federation (Registered)
    10.00%, 6/26/07                                              1,900                   1,159
                                                                                 -------------
                                                                                        18,248
                                                                                 -------------
----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of the financial statements.

                                                                  FACE
                                                                AMOUNT                   VALUE
                                                                 (000)                   (000)
----------------------------------------------------------------------------------------------
SOUTH KOREA (0.5%)
SOVEREIGN (0.5%)
  Republic of Korea Global Bond
   8.875%, 4/15/08                                    U.S.$      1,000           U.S.$   1,055
                                                                                 -------------
----------------------------------------------------------------------------------------------
TURKEY (1.0%)
CORPORATE (1.0%)
(b)Cellco Finance NV
   15.00%, 8/1/05                                                1,910                   2,072
   15.00%, 8/1/05                                                  100                     109
                                                                                 -------------
                                                                                         2,181
                                                                                 -------------
----------------------------------------------------------------------------------------------
VENEZUELA (5.6%)
SOVEREIGN (5.6%)
(c,e)Republic of Venezuela Debt
      Conversion Bond 'DL'
      7.00%, 12/18/07                                            5,524                   4,364
     Republic of Venezuela
      Global Bond
      9.25%, 9/15/27                                            11,950                   8,006
                                                                                 -------------
                                                                                        12,370
                                                                                 -------------
----------------------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$186,827)                                                                  207,653
                                                                                 -------------
----------------------------------------------------------------------------------------------

                                                                 NO. OF
                                                                 RIGHTS
----------------------------------------------------------------------------------------------

RIGHTS (0.0%)

MEXICO
(a)United Mexican States
    Value Recovery Rights,                                  20,029,000                     --@
    expiring 06/30/03 (Cost U.S.$-@)
                                                                                 -------------
----------------------------------------------------------------------------------------------

                                                                NO. OF
                                                               WARRANTS
----------------------------------------------------------------------------------------------
WARRANTS(0.0%)
----------------------------------------------------------------------------------------------
ARGENTINA (0.0%)
(a)Republic of Argentina,
   expiring 2/25/00                                             10,500                      22
                                                                                 -------------
----------------------------------------------------------------------------------------------
COLOMBIA (0.0%)
(a,b)Occidente y Caribe,
     expiring 3/15/04                                           41,200                      62
                                                                                 -------------
----------------------------------------------------------------------------------------------
     TOTAL WARRANTS
        (Cost U.S.$27)                                                                      84
                                                                                 -------------
----------------------------------------------------------------------------------------------

                                                                   FACE
                                                                 AMOUNT                  VALUE
                                                                  (000)                  (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(6.7%)
----------------------------------------------------------------------------------------------
TURKEY (2.8%)
BILLS
  Turkish Treasury Bills
   0.00%, 02/09/00                                   TRL  2,417,032,000          U.S.$   4,101
   0.00%, 03/15/00                                        1,255,997,000                  2,036
                                                                                 -------------
                                                                                         6,137
                                                                                 -------------
----------------------------------------------------------------------------------------------
UNITED STATES (3.9%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 2.60%,
   dated 12/31/99, due 1/3/00, to
   be repurchased at U.S.$8,794,
   collateralized by U.S.$8,995
   United States Treasury Notes,
   6.125%, due 12/31/01, valued at
   U.S.$8,977                                        U.S.$         8,792                 8,792
                                                                                 -------------
----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost U.S.$16,339)                                                                   14,929
                                                                                 -------------
----------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(0.0%)
   Argentine Peso                                    ARP               15                   15
   Indian Rupee                                      INR            1,211                   28
                                                                                 -------------
   (Cost U.S.$43)                                                                           43
                                                                                 -------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
   (Cost U.S.$203,236)                                                                 222,709
                                                                                 -------------
----------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                                                             AMOUNT                     AMOUNT
                                                              (000)                      (000)
----------------------------------------------------------------------------------------------
OTHER ASSETS
   Cash                                         U.S.$           939
   Interest Receivable                                        6,252
   Receivable for Investments Sold                              195
   Other Assets                                                  12        U.S.$         7,398
                                                        ---------------  ---------------------
----------------------------------------------------------------------------------------------
LIABILITIES
   Deferred Country Taxes                                      (242)
   Payable For:
    Reverse Repurchase
      Agreements                                            (38,859)
    Dividends Declared                                       (6,314)
    Investment Advisory Fees                                   (154)
    Professional Fees                                           (80)
    Directors' Fees and Expenses                                (69)
    Shareholder Reporting Expenses                              (61)
    Administrative Fees                                         (20)
    Custodian Fees                                              (14)
   Other Liabilities                                            (25)                   (45,838)
                                                        ---------------  ---------------------
----------------------------------------------------------------------------------------------
NET ASSETS
  Applicable to 22,046,681, issued and
   outstanding U.S.$0.01 par value
         shares (100,000,000 shares authorized)                            U.S.$       184,269
                                                                           -------------------
----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                  U.S.$           8.36
                                                                           -------------------
----------------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------

   Common Stock                                                            U.S.$           220
   Capital Surplus                                                                     279,105
   Distributions in Excess of Net
    Investment Income                                                                     (269)
   Accumulated Net Realized Loss                                                      (113,981)
   Unrealized Appreciation on Investments
    and Foreign Currency Translations
    (net of accrued foreign taxes of U.S.$242
    on unrealized appreciation)                                                         19,194
----------------------------------------------------------------------------------------------
       TOTAL NET ASSETS                                                    U.S.$       184,269
                                                                           -------------------
----------------------------------------------------------------------------------------------
  (a) - Non-income producing.
  (b) - 144A Security - certain conditions for public sale may exist.
  (c) - Variable/floating rate security - rate disclosed is as of December 31, 1999.
  (d) - Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of
        December 31, 1999. Maturity date disclosed is ultimate maturity.
  (e) - Denotes all or a portion of securities subject to repurchase under Reverse Repurchase
        Agreements as of December 31,1999. See note A-4 to financial statements.
  (f) - Security is in default.
  (g) - Security valued at fair value - see note A-1 to financial statements.
   @  - Amount is less than U.S.$500.
 PIK  - Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

----------------------------------------------------------------------------------------------
DECEMBER 31, 1999 EXCHANGE RATES:
----------------------------------------------------------------------------------------------
ARP  Argentine Peso                                                        1.000 = U.S.$  1.00
INR  Indian Rupee                                                         43.500 = U.S.$  1.00


      The accompanying notes are an integral part of the financial statements.


                                                                                                            YEAR ENDED
                                                                                                         DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                        (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest .........................................................................................  U.S.$        27,421
    Dividends ........................................................................................                  347
    Less: Foreign Taxes Withheld .....................................................................                  (25)
-----------------------------------------------------------------------------------------------------------------------------
      Total Income                                                                                                   27,743
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees..........................................................................                1,649
    Interest Expense on Borrowings....................................................................                1,532
    Administrative Fees...............................................................................                  214
    Professional Fees.................................................................................                  108
    Shareholder Reporting Expenses....................................................................                   93
    Custodian Fees....................................................................................                   64
    Directors' Fees and Expenses......................................................................                   49
    Transfer Agent Fees...............................................................................                   29
    Other Expenses....................................................................................                   27
-----------------------------------------------------------------------------------------------------------------------------
      Total Expenses..................................................................................                3,765
-----------------------------------------------------------------------------------------------------------------------------
        Net Investment Income.........................................................................               23,978
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold........................................................................                  772
    Foreign Currency Transactions.....................................................................               (1,702)
-----------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss...............................................................................                 (930)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.......................................................................               28,870
    Depreciation on Foreign Currency Translations.....................................................                  (52)
-----------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation..................................................                28,818
-----------------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation..................................                27,888
-----------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................  U.S.$         51,866
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                                DECEMBER 31, 1999     DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income.....................................................  U.S.$        23,978     U.S.$      27,779
  Net Realized Loss.........................................................                 (930)             (113,390)
  Change in Unrealized Appreciation/Depreciation............................               28,818                 1,761
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations...........               51,866               (83,850)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income.....................................................              (21,876)              (30,153)
  In Excess of Net Investment Income........................................                 (269)                 (560)
  In Excess of Net Realized Gain............................................                   --               (63,390)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions.......................................................              (22,145)              (94,103)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (195,910 and 319,511 shares, respectively)..                1,464                 3,481
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease).................................................               31,185              (174,472)

Net Assets:
  Beginning of Period.......................................................              153,084               327,556
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment income
    of  U.S.$(269) and U.S.$(560), respectively)............................  U.S.$       184,269     U.S.$     153,084
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of the financial statements.


                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 1999
STATEMENT OF CASH FLOWS                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
    Proceeds from Sales of Investments..................................................................  U.S.$        332,086
    Purchases of Investments............................................................................              (346,286)
    Purchases of Foreign Currency.......................................................................                   (43)
    Net Increase in Short-Term Investments..............................................................               (12,549)
    Net Realized Loss from Foreign Currency Transactions................................................                (1,702)
    Investment Income...................................................................................                 17,677
    Interest Expense Paid...............................................................................                (1,463)
    Operating Expenses Paid.............................................................................                (2,303)
--------------------------------------------------------------------------------------------------------------------------------
    Net Cash Used for Investing and Operating Activities................................................               (14,583)
--------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash Received for Reverse Repurchase Agreements.....................................................                32,432
    Cash Distributions Paid (net of reinvestments of $1,464)............................................               (21,407)
--------------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided for Financing Activities..........................................................                11,025
--------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Cash................................................................................                (3,558)
CASH AT BEGINNING OF PERIOD.............................................................................                 4,497
--------------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD...................................................................................  U.S.$            939
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES......
--------------------------------------------------------------------------------------------------------------------------------
    Net Investment Income...............................................................................  U.S.$         23,978
    Proceeds from Sales of Investments..................................................................               332,086
    Purchases of Investments............................................................................              (346,286)
    Purchases of Foreign Currency.......................................................................                   (43)
    Net Increase in Short-Term Investments..............................................................               (12,549)
    Net Realized Loss for Foreign Currency Transactions.................................................                (1,702)
    Net Increase in Receivables Related to Operations...................................................                (1,587)
    Net Decrease in Payables Related to Operations......................................................                    (4)
    Accretion/Amortization of Discounts and Premiums....................................................                (8,476)
--------------------------------------------------------------------------------------------------------------------------------
    Net Cash Used for Investing and Operating Activities................................................  U.S.$        (14,583)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.
                                       11

FINANCIAL HIGHLIGHTS
                                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                          1999              1998             1997              1996              1995
AND RATIOS:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........ U.S.$    7.01    U.S.$    15.21    U.S.$    17.31    U.S.$     12.40   U.S.$   12.23
---------------------------------------------------------------------------------------------------------------------------------
Offering Costs..............................            --                --                --                --            (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income.......................          1.09              1.27              1.34              1.75             1.76
Net Realized and Unrealized Gain (Loss) on
  Investments...............................          1.27             (5.12)             1.27              4.24             1.16
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations........          2.36             (3.85)             2.61              5.99             2.92
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income.....................         (1.00)            (1.39)            (1.27)            (1.08)           (1.69)
  In Excess of Net Investment Income........         (0.01)            (0.02)               --                --            (0.03)
  Net Realized Gain.........................            --                --             (3.44)               --               --
  In Excess of Net Realized Gain............            --             (2.94)               --                --               --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions.....................         (1.01)            (4.35)            (4.71)            (1.08)           (1.72)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Rights
  Offering..................................            --                --                --                --            (1.01)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............. U.S.$    8.36    U.S.$     7.01    U.S.$    15.21    U.S.$    17.31    U.S.$   12.40
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD....... U.S.$    6.81    U.S.$     7.19    U.S.$    15.38    U.S.$    15.13    U.S.$   12.50
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value..............................          8.55%           (32.04)%           40.81%            30.86%           37.48%+
  Net Asset Value (1).......................         36.58%           (33.00)%           21.71%            50.98%           26.85%+
---------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)....... U.S.$  184,269   U.S.$  153,084    U.S.$  327,556    U.S.$  372,644    U.S.$ 266,295
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.....          2.28%             2.75%             2.27%             2.59%            1.89%
Ratio of Expenses Excluding Interest
  Expense to Average Net Assets.............          1.35%             1.47%             1.51%             1.38%            1.50%
Ratio of Net Investment Income to Average
  Net Assets................................         14.53%            12.50%             8.80%            12.14%           15.21%
Portfolio Turnover Rate.....................           178%              308%              361%              373%             348%
---------------------------------------------------------------------------------------------------------------------------------

+ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.
                                       12

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
----------

    Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (formerly Morgan Stanley Emerging Markets Debt Fund, Inc.) (the "Fund"), was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with and agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counter party to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

    At December 31, 1999, the Fund had reverse repurchase agreements outstanding with Lehman Brothers and J.P. Morgan as follows:

                                                         MATURITY IN
                                                          LESS THAN
                                                          365 DAYS
                                                       -------------
    Value of Securities Subject to
       Repurchase...............................       $  49,789,000
    Liability Under Reverse
       Repurchase Agreement.....................       $  38,859,000
    Interest Rate...............................               6.14%

    The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1999 was approximately $32,336,000 at a weighted average interest rate of 4.75%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assign-ments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAP AGREEMENTS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may utilize interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no or-ganized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. OVER-THE-COUNTER TRADING: Securit ies and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not sell securities short or write options, nor did the Fund invest in Swap Agreements or Structured Securities during the year ended December 31, 1999.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 1999, the Fund made purchases and sales totaling approximately $343,134,000 and $328,070,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was approximately $206,198,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $16,468,000, of which $20,580,000 related to appreciated securities and $4,112,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $106,955,000 available to offset future capital gains, of which $93,820,000 will expire on December 31, 2006 and $13,135,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $5,000 and post-October capital losses of $4,021,000.

As of December 31, 1999, the permanent differences are primarily due to differing book and tax treatments related to net foreign currency losses as well as differing book/tax treatments as to the recognition of certain items of income and expense. To reflect reclassification arising from permanent differences, undistributed net investment income was charged $1,542,000, accumulated net realized loss was credited $1,406,000 and paid in capital was credited $136,000.

F. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan totaled $69,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During December 1999, the Board of Directors declared a distribution of $0.29 per share, derived from net investment income, payable on January 14, 2000, to shareholders of record on December 21, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------
To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
(formerly, Morgan Stanley Emerging Markets Debt Fund, Inc.)



In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. Boston Equiserve
                    Dividend Reinvestment Unit
                    P.O. Box 1681
                    Boston, MA 02105-1681
                    1-800-730-6001


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